As filed with the Securities and Exchange Commission on June 5, 1997
                                                       Registration No. 33-68890

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
       -----------------------------------------------------------------
                                 POST EFFECTIVE
                                 Amendment No. 1
                                       to

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
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                  APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
               (Exact name of issuer as specified in its charter)

            MINNESOTA                                     41-1454591
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

             7400 EXCELSIOR BOULEVARD, MINNEAPOLIS, MINNESOTA 55426 (Address of principal executive offices, including Zip Code)

                  APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
                         RESTATED 1989 STOCK OPTION PLAN
                            (Full title of the plan)

               KENT S. MCCOY                                  Copy to:
          VICE PRESIDENT, FINANCE                     ELIZABETH H. COBB, ESQ.
APPLIANCE RECYCLING CENTERS OF AMERICA, INC.         MACKALL, CROUNSE & MOORE
          7400 EXCELSIOR BOULEVARD                       1400 AT&T TOWER
        MINNEAPOLIS, MINNESOTA 55426                   901 MARQUETTE AVENUE
  (Name and address of agent for service)          MINNEAPOLIS, MINNESOTA 55402
                                                           (612) 305-1400

                                 (612) 930-9000
          (Telephone number, including area code, of agent for service)



                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 8. EXHIBITS.

EXHIBIT
NUMBER                DESCRIPTION
------                -----------

* 5.1 Opinion of Mackall, Crounse & Moore as to the legality of Common Stock of the Company.

*24.1       Consent of McGladrey & Pullen, LLP.

*24.2 Consent of Mackall, Crounse & Moore [included in its opinion filed as Exhibit 5.1].

*25.1       Powers of Attorney [included as part of original signature page].

*28.1 Appliance Recycling Centers of America, Inc. Restated 1989 Stock Option Plan.


+28.2       Amendment, effective April 24, 1997, to Restated 1989 Stock Option
            Plan.


* Previously filed
+ Filed herewith



                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota as of June 4, 1997.

                              APPLIANCE RECYCLING CENTERS OF AMERICA, INC.


                              By /s/ Edward R. Cameron
                                 Edward R. Cameron
                                 Chairman of the Board, President and
                                 Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed, as of June 4, 1997, by the following persons in the capacities indicated.

Signature                           Title
---------                           -----

/s/ Edward R. Cameron               Chairman of the Board, President,
Edward R. Cameron                   Chief Executive Officer and Director
                                    (Principal Executive Officer)


 /s/ Kent S. McCoy                  Vice President and Treasurer
Kent S. McCoy                       (Principal Accounting Officer)



        *                           Director
George B. Bonniwell



        *                           Director
Duane S. Carlson



        *                           Director
Harry W. Spell



*By: /s/ Kent S. McCoy
     Kent S. McCoy, Attorney-in-Fact